Exhibit 99.1

Inogen Announces First Quarter 2026 Financial Results

Reported first quarter year-over-year revenue growth of 3.4%

Company reiterates full-year 2026 guidance

BEVERLY, Mass., May 7, 2026 -- Inogen, Inc. (Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced financial results for the quarter ended March 31, 2026 and reiterated its full-year guidance.

“Our first quarter revenue exceeded our outlook with revenue growth of 3.4% as we continue to execute on our clinical and strategic priorities that we believe will position us for growth acceleration and improved profitability in the second half of the year and beyond” said Kevin Smith, Inogen’s Chief Executive Officer. “Our progress reflects the power of our strategy as we expand our addressable markets, differentiate our portfolio with clinical evidence, and broaden our portfolio through innovation as we generate long-term sustained growth, profitability and value creation for our stockholders.”

Highlights

•
Exceeded guidance with first quarter revenue growth of 3.4% from the prior-year period and reiterated full-year 2026 revenue outlook.
•
Authorized a $30.0 million share repurchase program to return capital to stockholders.
•
Introduced Aurora continuous positive airway pressure, or CPAP, masks in the U.S., entering the obstructive sleep apnea, or OSA, market with FDA-cleared products designed for comfort, reliability, and wide compatibility.
•
Received acceptance of the Aurora CPAP mask study – Patient Preference, Comfort, and Satisfaction with a Novel Full-Face CPAP Mask: A 90-Day In-Home Evaluation Among Experienced Users – to be presented at SLEEP 2026 in Baltimore, Maryland.
•
Launched the Rove 6 portable oxygen concentrator in Brazil, strengthening Inogen's ongoing international market expansion.
•
Initiated patient enrollment in IMPACTS-200, the first U.S. Simeox 200 reimbursement trial.
•
Strengthened the executive leadership team with the appointment of Jason Richardson as Chief Financial Officer and Dominic Hulton as Chief Marketing Officer to help enable Inogen’s next phase of growth.
•
Added additional medical technology experience to the Inogen Board of Directors with the appointment of Vafa Jamali, to take effect on June 5, 2026.

First Quarter 2026 Financial Results

Total revenue in the first quarter of 2026 was $85.1 million, an increase of 3.4% from the prior-year period, primarily driven by higher demand for portable oxygen concentrators, or POCs, in international markets and the favorable impact of foreign exchange rates, which more than offset lower U.S. sales and U.S. rentals.

Total gross margin was 44.5% in the first quarter of 2026 compared to 44.2% in the prior-year period. Adjusted gross margin improved by 30 basis points to 44.7% compared to 44.4% in the prior-year period due to cost improvements in the total cost of revenue.

GAAP net loss for the first quarter of 2026 was $8.3 million compared to a net loss of $6.2 million in the prior-year period. Adjusted net loss for the first quarter of 2026 was $4.0 million compared to adjusted net loss of $2.9 million in the prior-year period.

Adjusted EBITDA was negative $1.4 million in the first quarter of 2026, compared to positive $0.04 million in the prior-year period due to investments in research and development to position the Company for sustained, future growth.

Cash, cash equivalents, marketable securities, and restricted cash were $111.5 million as of March 31, 2026, with no debt outstanding. The Company repurchased 298,100 shares of its common stock for consideration of $1.9 million under the recently announced share repurchase program.

Reconciliations of adjusted gross margin, adjusted net loss, and adjusted EBITDA for the three months ended March 31, 2026 and 2025 are in the financial schedules that are a part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures.”

Second Quarter and Full Year 2026 Financial Outlook

For the second quarter of 2026, Inogen expects reported revenue in the range of $94 million to $97 million, reflecting approximately 3.5% growth at the midpoint of the range relative to the Company’s second quarter 2025 revenue.

For the full year 2026, Inogen continues to expect reported revenue in the range of $366 million to $373 million, reflecting approximately 6.0% growth at the midpoint of the range relative to the Company’s 2025 revenue.

The Company remains committed to driving positive adjusted EBITDA improvement in 2026.

Quarterly Conference Call Information

On May 7, 2026, the Company will host a conference call at 5:00 p.m. Eastern Time / 2:00 p.m. Pacific Time.

Individuals interested in listening to the conference call may do so by dialing:

U.S. domestic callers (877) 841-3961
Non-U.S. callers (201) 689-8589

Please reference Inogen to join the call. A live audio webcast and archived recording of the conference call will be available to all interested parties through the News / Events page on the Inogen Investor Relations website. This webcast will also be archived on the website for six months.

A replay of the call will be available approximately three hours after the live webcast ends and will be accessible through May 14, 2026. To access the replay, dial (877) 660-6853 or (201) 612-7415 and reference Conference ID: 13759464.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class respiratory therapy devices used to deliver care to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its respiratory therapy products widely available, allowing patients the chance to manage the impact of their disease.

For more information, please visit www.inogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that are not historical facts, including, but not limited to, statements regarding Inogen’s future business plans, market opportunities, financial outlook, growth strategies, and anticipated operational results, are forward-looking statements. Words such as “aims,” “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks and uncertainties relating to Inogen’s 2026 second quarter and full year financial guidance; market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2025, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Non-GAAP Financial Measures

Inogen has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three months ended March 31, 2026, and March 31, 2025. Management believes that these non-GAAP financial measures, taken in conjunction with U.S. GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of Inogen’s core operating results. Management uses these non-GAAP measures to compare Inogen’s performance relative to forecasts and strategic plans, to benchmark Inogen’s performance externally against competitors, and for certain compensation decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Inogen's operating results as reported under U.S. GAAP. Inogen encourages investors to carefully consider its results under U.S. GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between U.S. GAAP and non-GAAP results are presented in the accompanying tables of this release.

Contact
ir@inogen.net

Consolidated Statements of Comprehensive Loss

(unaudited)

(amounts in thousands, except share and per share amounts)

	Three months ended March 31,
	2026	2025
Revenue
Sales revenue	$72,404	$68,470
Rental revenue	12,705	13,810
Total revenue	85,109	82,280
Cost of revenue
Cost of sales revenue	40,177	38,083
Cost of rental revenue, including depreciation of $2,628 and $3,034, respectively	7,069	7,825
Total cost of revenue	47,246	45,908
Gross profit	37,863	36,372
Operating expense
Research and development	5,097	4,034
Sales and marketing	24,603	23,757
General and administrative	17,499	16,237
Total operating expense	47,199	44,028
Loss from operations	(9,336)	(7,656)
Other income
Interest income, net	880	1,029
Other (expense) income, net	(42)	356
Total other income, net	838	1,385
Loss before benefit for income taxes	(8,498)	(6,271)
Benefit for income taxes	(174)	(97)
Net loss	(8,324)	(6,174)
Other comprehensive (loss) income, net of tax
Change in foreign currency translation adjustment	(845)	1,855
Change in net unrealized losses on foreign currency hedging	(37)	(732)
Less: reclassification adjustment for net gains (losses) included in net loss	37	(133)
Total net change in unrealized losses on foreign currency hedging	—	(865)
Change in net unrealized gains on marketable securities	17	—
Total other comprehensive (loss) income, net of tax	(828)	990
Comprehensive loss	$(9,152)	$(5,184)

Basic net loss per share attributable to common stockholders (1)	$(0.30)	$(0.25)
Diluted net loss per share attributable to common stockholders (1) (2)	$(0.30)	$(0.25)
Weighted average number of shares used in calculating net loss per share attributable to common stockholders:
Basic shares of common stock	27,322,438	25,164,444
Diluted shares of common stock	27,322,438	25,164,444

(1) Reconciliations of net loss attributable to common stockholders basic and diluted can be found in Inogen’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 to be filed with the Securities and Exchange Commission.

(2) Due to a net loss for the three months ended March 31, 2026 and March 31, 2025, diluted loss per share is the same as basic.

Consolidated Balance Sheets

(unaudited)

(amounts in thousands)

	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$93,112	$103,729
Marketable securities	17,059	15,848
Restricted cash	1,296	1,289
Accounts receivable, net	41,874	38,863
Inventories	24,992	25,969
Prepaid expenses and other current assets	12,332	12,601
Total current assets	190,665	198,299
Property and equipment, net	33,686	36,362
Goodwill	10,483	10,698
Intangible assets, net	28,910	30,763
Operating lease right-of-use asset	15,728	16,501
Other assets	6,454	6,002
Total assets	$285,926	$298,625
Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$32,695	$33,941
Accrued payroll	10,192	10,629
Warranty reserve - current	9,978	10,116
Operating lease liability - current	3,492	3,163
Deferred revenue - current	5,090	5,503
Income tax payable	—	183
Total current liabilities	61,447	63,535
Long-term liabilities
Warranty reserve - noncurrent	18,388	18,194
Operating lease liability - noncurrent	13,443	14,313
Deferred revenue - noncurrent	3,170	3,603
Deferred tax liability	6,572	6,749
Total liabilities	103,020	106,394
Stockholders' equity
Common stock	27	27
Additional paid-in capital	363,372	363,545
Accumulated deficit	(183,908)	(175,584)
Accumulated other comprehensive income	3,415	4,243
Total stockholders' equity	182,906	192,231
Total liabilities and stockholders' equity	$285,926	$298,625

Condensed Consolidated Cash Flow

(unaudited)

(amounts in thousands)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities
Net loss	$(8,324)	$(6,174)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,904	5,189
Loss on rental units and other assets	563	925
Provision for sales revenue returns and doubtful accounts	2,051	1,714
Provision for inventory losses	416	166
Stock-based compensation expense	1,950	2,147
Deferred income taxes	(41)	457
Other	39	65
Changes in operating assets and liabilities (1)	(8,243)	(21,279)
Net cash used in operating activities	(6,685)	(16,790)
Cash flows from investing activities
Purchases of available-for-sale securities	(5,863)	—
Maturities of available-for-sale securities	4,669	—
Investment in property and equipment	(210)	(292)
Production and purchase of rental equipment	(571)	(1,746)
Net cash used in investing activities	(1,975)	(2,038)
Cash flows from financing activities
Proceeds from employee stock purchases	373	489
Payment of employment taxes related to release of restricted stock	(622)	(570)
Repurchases of common stock	(1,874)	—
Payments of accrued earnout	—	(3,178)
Proceeds from issuance of common stock from securities purchase agreement	—	27,210
Net cash (used in) provided by financing activities	(2,123)	23,951
Effect of exchange rates on cash	173	1
Net (decrease) increase in cash, cash equivalents and restricted cash	$(10,610)	$5,124

(1) Includes $9,822 of the operating activity portion of the earnout liability payment related to the Physio-Assist acquisition for the three months ended March 31, 2025.

Supplemental Financial Information

(unaudited)

(in thousands, except units and patients)

					Constant
	Three months ended				Currency
	March 31,		Change 2026 vs. 2025		Change
Revenue by geographic region	2026	2025	$	%	%
U.S. sales	$34,736	$36,485	$(1,749)	-4.8%	-4.8%
International sales	37,668	31,985	5,683	17.8%	5.9%
U.S. rentals	12,705	13,810	(1,105)	-8.0%	-8.0%
Total revenue	$85,109	$82,280	$2,829	3.4%	-1.2%
Additional financial measures
Units sold	49,000	43,000
Net rental patients as of period-end	47,300	50,400

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(unaudited)

(in thousands, except per share amounts)

	Three months ended March 31,
Non-GAAP EBITDA and Adjusted EBITDA	2026	2025
Net loss (GAAP)	$(8,324)	$(6,174)
Non-GAAP adjustments:
Interest income, net	(880)	(1,029)
Benefit for income taxes	(174)	(97)
Depreciation and amortization	4,904	5,189
EBITDA (non-GAAP)	(4,474)	(2,111)
Stock-based compensation	1,950	2,147
Restructuring-related charges	917	—
Stockholder engagement and proxy defense costs (1)	208	—
Adjusted EBITDA (non-GAAP)	$(1,399)	$36

	Three months ended March 31, 2026
Non-GAAP Financial Metrics	Gross Profit	Operating Expense	Loss from Operations	Net Loss	Diluted EPS
Financial Results (GAAP)	$37,863	$47,199	$(9,336)	$(8,324)	$(0.30)
Reported percent net sales	44.5%	55.5%	(11.0%)	(9.8%)
Non-GAAP adjustments:
Amortization of intangibles	—	1,296	1,296	1,296	0.05
Stock-based compensation	182	1,768	1,950	1,950	0.07
Restructuring-related charges	—	917	917	917	0.03
Stockholder engagement and proxy defense costs (1)	—	208	208	208	0.01
Income tax impact of adjustments (2)	—	—	—	—	—
Adjusted	$38,045	$43,010	$(4,965)	$(3,953)	$(0.14)
Adjusted percent net sales	44.7%	50.5%	(5.8%)	(4.6%)

	Three months ended March 31, 2025
Non-GAAP Financial Metrics	Gross Profit	Operating Expense	Loss from Operations	Net Loss	Diluted EPS
Financial Results (GAAP)	$36,372	$44,028	$(7,656)	$(6,174)	$(0.25)
Reported percent net sales	44.2%	53.5%	(9.3%)	(7.5%)
Non-GAAP adjustments:
Amortization of intangibles	—	1,139	1,139	1,139	0.05
Stock-based compensation	167	1,980	2,147	2,147	0.09
Income tax impact of adjustments (2)	—	—	—	—	—
Adjusted	$36,539	$40,909	$(4,370)	$(2,888)	$(0.11)
Adjusted percent net sales	44.4%	49.7%	(5.3%)	(3.5%)

(1) Stockholder engagement and proxy defense costs include third-party advisory, legal, and other professional fees.

(2) Income tax impact of adjustments represents the tax impact related to the non-GAAP adjustments listed above and reflects an effective tax rate of 0% for 2026 and 2025.